                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                             HEALTH SYSTEMS DESIGN CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
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/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
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     (2) Form, Schedule or Registration Statement No.:
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     (4) Date Filed:
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
                       HEALTH SYSTEMS DESIGN CORPORATION
                                 1330 BROADWAY
                           OAKLAND, CALIFORNIA 94612

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                       MONDAY, MARCH 24, 1997, 10:00 A.M.

                            ------------------------

TO THE STOCKHOLDERS:

    Notice is hereby given that the Annual Meeting of Stockholders of Health Systems Design Corporation will be held at the Oakland Marriott, 1001 Broadway Avenue, Oakland, California, on Monday, March 24, 1997, at 10:00 A.M. for the following purposes:

    (1) To elect four directors.

    (2) To approve the Nonemployee Director Stock Option Plan.

    (3) To approve the Employee Stock Purchase Plan.

    (4) To approve the amendment of the 1996 Omnibus Equity Incentive Plan to increase the number of shares authorized for issuance thereunder by 400,000.

    (5) To transact such other business as may properly come before the meeting.

    Only stockholders of record on the books of the Company as of 5:00 P.M., February 21, 1997, will be entitled to vote at the meeting and any adjournment thereof.

Dated: February 28, 1997

                                          By Order of the Board of Directors

                                          Catherine C. Roth,
                                          SECRETARY

    STOCKHOLDERS ARE REQUESTED TO MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE.

                       HEALTH SYSTEMS DESIGN CORPORATION
                                 1330 BROADWAY
                           OAKLAND, CALIFORNIA 94612

                            ------------------------

                                PROXY STATEMENT

                             ---------------------

    The enclosed proxy is solicited by the Board of Directors of Health Systems Design Corporation (the "Company") to be used at the Annual Meeting of Stockholders on March 24, 1997, for the purposes set forth in the foregoing notice. This proxy statement and the enclosed form of proxy were first sent to stockholders on or about February 28, 1997.

    If the enclosed form of proxy is properly signed and returned, the shares represented thereby will be voted at the Annual Meeting in accordance with the instructions specified thereon. If the proxy does not specify how the shares represented thereby are to be voted, the proxy will be voted as recommended by the Board of Directors. Any stockholder signing a proxy in the form accompanying this Proxy Statement has the power to revoke it prior to or at the Annual Meeting. A proxy may be revoked by a writing delivered to the Secretary of the Company stating that the proxy is revoked, by a subsequent proxy signed by the person who signed the earlier proxy, or by attendance at the Annual Meeting and voting in person.

                               VOTING SECURITIES

    Only stockholders of record on the books of the Company as of 5:00 P.M., February 21, 1997, will be entitled to vote at the Annual Meeting.

    As of the close of business on February 21, 1997, there were outstanding 6,463,466 shares of Common Stock of the Company, entitled to one vote per share. The holders of a majority of the outstanding shares of the Common Stock of the Company, present in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting or any adjournment thereof.

    Votes cast by proxy or in person at the Annual Meeting will be tabulated by the election inspectors appointed for the meeting and will determine whether or not a quorum is present. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

                         ITEM 1--ELECTION OF DIRECTORS

    The persons named below are nominees for director to serve until the next Annual Meeting of Stockholders and until their successors shall have been elected. The nominees constitute the present Board of Directors.

    In the absence of instructions to the contrary, shares represented by the proxy will be voted and the proxies will vote for the election of all such nominees to the Board of Directors. If any such person is unable or unwilling to be a candidate for the office of director at the date of the Annual Meeting, or any adjournment thereof, the proxies will vote for such substitute nominee as shall be designated by the proxies. The management has no reason to believe that any of such nominees will be unable or unwilling to serve if elected a director. Set forth below is certain information concerning the nominees which is based on data furnished by them.

                                                                                           SERVED AS
                                   BUSINESS EXPERIENCE DURING PAST FIVE YEARS AND OTHER    DIRECTOR
NOMINEES FOR DIRECTOR       AGE                         INFORMATION                          SINCE
-------------------------  -----  -------------------------------------------------------  ---------
Richard C. Auger.........    53   Chairman of the Board and Chief Executive Officer since      1988
                                    1988.

Catherine C. Roth...... .    46   President since January 1996 and Chief Operating             1988
                                    Officer since April 1994. From 1988 to January 1996,
                                    Ms. Roth was the Company's Executive Vice President.

J. Matthew Mackowski... .    42   Partner of Mackowski & Shepler, a private investment         1992
                                    partnership located in San Francisco. From 1986 to
                                    1990, Mr. Mackowski was a partner of Robertson,
                                    Stephens & Co. (investment banking). From 1980 to
                                    1986, Mr. Mackowski served as Vice President of
                                    Citicorp Venture Capital, Ltd. (venture capital).

Arthur M. Southam, M.D...    40   Chief Executive Officer of Health Net (a health              1996
  .                                 maintenance organization) since July 1996. From 1993
                                    to July 1996, Dr. Southam was President and Chief
                                    Executive Officer of CareAmerica Health Plans and
                                    from 1986 to 1993 was employed at CareAmerica Health
                                    Plans in a number of capacities, including Executive
                                    Vice President and Chief Operating Officer.

                         FURTHER INFORMATION CONCERNING
                             THE BOARD OF DIRECTORS

COMMITTEES OF THE BOARD

    In March 1996, after consummation of its initial public offering, the Company established an Audit Committee and a Compensation Committee. The Company does not have a Nominating Committee.

    The members of the Audit Committee are J. Matthew Mackowski and Arthur M. Southam, M.D. Among the functions performed by this committee are to make recommendations to the Board of Directors with respect to the engagement or discharge of independent auditors, to review with the independent auditors the plan and results of the auditing engagement, to review the Company's internal auditing procedures and system of internal accounting controls and to make inquiries into matters within the scope of its functions. The Audit Committee held two meetings during fiscal 1996.

    The members of the Compensation Committee are Arthur M. Southam, M.D. and J. Matthew Mackowski. Among the functions performed by this committee are to review and make recommendations to the Board of Directors concerning the compensation of the key management employees of the Company and to administer the Company's equity incentive plan. The Compensation Committee held three meetings during fiscal 1996.

ATTENDANCE AT MEETINGS

    During fiscal 1996, there were no members of the Board of Directors who attended fewer than seventy-five percent of the meetings of the Board of Directors and all committees of the Board on which they served.

COMPENSATION OF DIRECTORS

    Directors other than Mr. Mackowski who are not employees of the Company are paid directors fees consisting of $5,000 per year and $1,000 for each Board meeting attended. Directors who attend meetings of the Audit Committee or Compensation Committee receive an additional $1,000 for each meeting not held on the same day as a Board meeting. In addition, subject to approval of the stockholders at the Annual Meeting of the Nonemployee Director Stock Option Plan, Dr. Southam was granted on May 15, 1996 under such plan an option to purchase 5,000 shares of Common Stock at $17.75 per share, which was the fair market value per share on that date. See "Item 2--Approval of the Nonemployee Director Stock Option Plan."

         ITEM 2--APPROVAL OF THE NONEMPLOYEE DIRECTOR STOCK OPTION PLAN

    On May 15, 1996, the Board of Directors approved the adoption of the Nonemployee Director Stock Option Plan (the "Director Plan"). Adoption of the Director Plan is subject to the approval of the holders of a majority of the outstanding shares of the common stock of the Company ("Shares") which are present in person or by proxy and entitled to vote at the Annual Meeting.

DESCRIPTION OF THE DIRECTOR PLAN

    The following summary of the principal features of the Director Plan is qualified in its entirety by the full text of the Director Plan, which appears as Exhibit A to this Proxy Statement.

PURPOSE

    The purpose of the Director Plan is to promote the success and enhance the value of the Company by attracting, retaining and motivating nonemployee members of the Board of Directors of outstanding competence. The Director Plan also is designed to align the interests of such directors with the interests of the stockholders of the Company.

ELIGIBILITY TO PARTICIPATE IN THE DIRECTOR PLAN

    All directors of the Company (other than J. Matthew Mackowski) who are employees of neither the Company nor of any subsidiary of the Company ("Nonemployee Directors") automatically become participants in the Director Plan. At present, Arthur M. Southam, M.D. is the only Nonemployee Director eligible under the Director Plan.

ADMINISTRATION, AMENDMENT AND TERMINATION

    The Director Plan is administered by the Board of Directors. The Board of Directors has all discretion and authority necessary or appropriate to administer the Director Plan and to control its operation in accordance with its terms. The Board of Directors also may amend or terminate the Director Plan at any time and for any reason. Subject to the foregoing, the Director Plan will terminate on May 14, 1999; provided, however, that each option granted under the Plan (an "Option") will remain in effect until such Option has been satisfied by the issuance of Shares or terminated in accordance with its terms and the terms of the Plan.

NUMBER OF SHARES AVAILABLE UNDER THE DIRECTOR PLAN

    A total of 60,000 Shares are available for issuance under the Director Plan. In the event of any stock split, stock dividend or other change in the capital structure of the Company, the Board of Directors may make such adjustment, if any, as it deems appropriate in the number and/or class of Shares that are available for grant under the Director Plan and the number and class of and/or the exercise price of Shares subject to outstanding Options. Shares issued under the Director Plan may be authorized but unissued Shares or treasury Shares. If an Option expires without having been fully exercised, the Shares subject thereto again will be available for grant.

    As of February 26, 1997, the only Option that has been granted under the Director Plan is an Option to purchase 5,000 Shares granted on May 15, 1996 to Arthur M. Southam. M.D. at an exercise price of $17.75 per Share, which was the fair market value of a Share on that date. Under the terms of the Director Plan, an Option to purchase an additional 5,000 Shares will be granted to Dr. Southam on March 24, 1997. Both such grants are subject to approval of the Director Plan by the Company's stockholders at the Annual Meeting.

OPTIONS

    Under the Director Plan, each new Nonemployee Director automatically will receive an initial Option to purchase 5,000 Shares on the date he or she is first appointed to the Board of Directors. Each participant automatically will receive, on the date of each subsequent Annual Meeting, an Option to purchase an additional 5,000 Shares, provided that the participant remains a Nonemployee Director on each such date of grant. The exercise price for the Shares subject to each such Option will be 100% of the fair market value of the Shares on the date of grant. For purposes of the Plan, fair market value on any date means the average of the highest and lowest selling prices for Shares on the Nasdaq National Market for that date. Each Option will become exercisable in full on the first anniversary of the date of grant of the Option and will terminate upon the earlier of (1) the expiration of six years from the date of grant, or (2) the expiration of nine months from the date of the participant's cessation of service as a director for any reason; provided, however, that if a participant ceases to be a director prior to the date that an Option held by him or her has become exercisable, such Option will terminate on the date of the participant's cessation of service as a director.

PAYMENT OF EXERCISE PRICE

    The exercise price of each Option must be paid in full in cash at the time of exercise. Any taxes required to be withheld also must be paid at the time of exercise.

RESTRICTIONS ON SHARE TRANSFERABILITY

    If the Board of Directors determines that applicable law or the requirements of any national securities exchange make it necessary or appropriate to delay the issuance of any Shares under the Director Plan, each participant will receive his or her Shares after the Board of Directors determines that such legal or other requirements have been satisfied.

NONTRANSFERABILITY OF OPTIONS

    Options may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the applicable laws of descent and distribution. However, if permitted by the Board of Directors (in its discretion), a participant may designate one or more beneficiaries to receive any exercisable Options following his or her death.

TAX ASPECTS

    Based on management's understanding of current federal income tax laws, the tax consequences of the grant of Options under the Director Plan are as follows.

    A participant will not have taxable income at the time of grant of an Option, but generally will have ordinary income upon the exercise of such Option in an amount equal to the excess of the fair market value of the Shares on the date of exercise over the exercise price of the Shares. Any gain or loss recognized upon any later sale or other disposition of the Shares generally will be capital gain or loss.

    The Company generally will be entitled to a tax deduction in connection with an Option granted under the Director Plan in an amount equal to the ordinary income realized by the participant.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO APPROVE THE NONEMPLOYEE DIRECTOR STOCK OPTION PLAN.

              ITEM 3--APPROVAL OF THE EMPLOYEE STOCK PURCHASE PLAN

    The Company has adopted an Employee Stock Purchase Plan (the "Plan"), subject to the approval of a majority of the shares of the Company's Common Stock which are present in person or by proxy and entitled to vote at the Annual Meeting.

PURPOSE

    The purpose of the Plan is to promote the success and enhance the value of the Company, by providing eligible employees of the Company and its participating subsidiaries with the opportunity to purchase shares of Common Stock of the Company through payroll deductions. The Plan is intended to qualify as an employee stock purchase plan under Section 423 of the Internal Revenue Code of 1986, as amended.

ELIGIBILITY TO PARTICIPATE

    Most employees of the Company and its participating subsidiaries are eligible to elect to participate in the Plan. However, an employee is not eligible if he or she normally is scheduled to work less than or equal to twenty hours per week, or if he or she has the right to acquire 5% or more of the voting stock of the Company or of any subsidiary of the Company. Approximately 140 employees currently meet the Plan's eligibility requirements. However, no employees currently are participating in the Plan, pending approval of the Plan by stockholders. Assuming that the Plan is approved at the Annual Meeting, it is expected that eligible employees will be offered the opportunity to join the Plan shortly thereafter.

ADMINISTRATION, AMENDMENT AND TERMINATION

    The Plan is administered by the Compensation Committee (the "Committee") of the Board of Directors of the Company. The members of the Committee serve at the pleasure of the Board.

    Subject to the terms of the Plan, the Committee has all discretion and authority necessary or appropriate to control and manage the operation and administration of the Plan, including the power to designate the subsidiaries of the Company which will be permitted to participate in the Plan. The Committee also may establish a waiting period (not to exceed two years) before new employees may become eligible for the Plan. The Committee may make whatever rules, interpretations, and computations, and take any other actions to administer the Plan that it considers appropriate to promote the Company's best interests, and to ensure that the Plan remains qualified under Section 423 of the Internal Revenue Code. The Committee may delegate one or more of its functions to any one of its members or to any other person.

    The Company's Board of Directors, in its sole discretion, may amend or terminate the Plan at any time and for any reason.

NUMBER OF SHARES OF COMMON STOCK AVAILABLE UNDER THE PLAN

    A maximum of 300,000 shares of Common Stock are available for issuance pursuant to the Plan. Shares sold under the Plan may be newly issued shares or treasury shares. In the event of any stock split or other change in the capital structure of the Company, the Committee will make such adjustments, if any, as it deems appropriate in the number, kind and purchase price of the shares available for purchase under the Plan.

ENROLLMENT AND CONTRIBUTIONS

    Eligible employees voluntarily elect whether or not to enroll in the Plan. Employees join for an enrollment period of six months. Employees who have joined the Plan automatically are re-enrolled for additional rolling six month periods; provided, however, that an employee may cancel his or her enrollment at any time (subject to Plan rules).

    Employees contribute to the Plan through payroll deductions. Participating employees generally may contribute up to 15% of their eligible compensation through after-tax payroll deductions. From time to time, the Committee may establish a lower maximum permitted contribution percentage or change the definition of eligible compensation. After an enrollment period has begun, an employee may increase or decrease his or her contribution percentage (subject to Plan rules).

PURCHASE OF SHARES

    On the last business day of each six-month enrollment period, each participating employee's payroll deductions are used to purchase shares of Common Stock for the employee. The price of the shares purchased will be 85% of the lower of (1) the stock's market value on the first day of the six-month enrollment period, or (2) the stock's market value on the last day of the enrollment period. Market value under the Plan means the closing price of the Common Stock on the Nasdaq National Market for the day in question.

TERMINATION OF PARTICIPATION

    Participation in the Plan terminates when a participating employee's employment with the Company ceases for any reason, the employee withdraws from the Plan, or the Plan is terminated or amended such that the employee no longer is eligible to participate.

TAX ASPECTS

    Based on management's understanding of current federal income tax laws, the tax consequences of the purchase of shares of Common Stock under the Plan are as follows.

    An employee will not have taxable income when the shares of common stock are purchased for him or her, but the employee generally will have taxable income when the employee sells or otherwise disposes of stock purchased through the Plan.

    For shares which are not disposed of until more than 24 months after the enrollment date under which the shares were purchased (the "24-month holding period"), gain up to the amount of the discount (if any) from the market price of the stock on the enrollment date (or re-enrollment date) is taxed as ordinary income. Any additional gain above that amount is taxed at long-term capital gain rates. If, after the 24-month holding period, the employee sells the stock for less than the purchase price, the difference is a long-term capital loss. Shares sold within the 24-month holding period are taxed at ordinary income rates on the amount of discount received from the stock's market price on the purchase date. Any additional gain (or loss) is taxed to the stockholder as long-term or short-term capital gain (or loss). The purchase date begins the holding period for determining whether the gain (or loss) is short-term or long-term.

    The Company will receive a deduction for federal income tax purposes for the ordinary income an employee must recognize when he or she disposes of stock purchased under the Plan within the 24-month holding period. The Company will not receive such a deduction for shares disposed of after the 24-month holding period.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO APPROVE THE EMPLOYEE STOCK PURCHASE PLAN.

                      ITEM 4--APPROVAL OF THE AMENDMENT OF
                     THE 1996 OMNIBUS EQUITY INCENTIVE PLAN

    In January 1996 the stockholders of the Company adopted the 1996 Omnibus Equity Incentive Plan (the "Plan") pursuant to which an aggregate of 500,000 shares of the Company's Common Stock were originally reserved for issuance to employees and consultants of the Company and its subsidiaries. In December 1996, the Board of Directors of the Company amended the Plan, subject to stockholder approval at the 1997 Annual Meeting, to increase the number of shares authorized for issuance under the Plan by an additional 400,000 shares.

    The reason for this increase is to ensure that a sufficient number of shares of the Company's Common Stock is available under the Plan for awards to attract, retain and motivate selected employees with outstanding experience and ability. As of September 30, 1996, there were 288,750 shares remaining for awards, which would increase to 688,750 if the proposal is approved. Set forth below is a summary of the principal features of the Plan.

GENERAL

    The Plan provides for the granting of stock options, stock appreciation rights ("SARs"), restricted stock awards, performance unit awards and performance share awards (collectively, "Awards") to key employees and consultants of the Company and its subsidiaries.

PURPOSE

    The purpose of the Plan is to promote the success, and enhance the value, of the Company by linking the personal interests of participating employees and consultants to those of the Company's stockholders and by providing such employees and consultants with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract and retain the services of participating employees and consultants upon whose judgment, interest and special efforts the Company is largely dependent for the successful conduct of its operations.

ELIGIBILITY TO RECEIVE AWARDS

    Employees of the Company and its subsidiaries, and persons who provide significant services to the Company or its subsidiaries, but who are neither employees of the Company or its subsidiaries nor directors of the Company ("consultants") are eligible to be granted Awards under the Plan. However, incentive stock options (see below) may be granted only to employees.

ADMINISTRATION

    The Plan is administered by the Compensation Committee of the Board of Directors of the Company (the "Committee"). Subject to the terms of the Plan, the Committee has the sole discretion to determine the employees and consultants who shall be granted Awards, the size and types of such Awards, and the terms and conditions of such Awards. The Committee may delegate its authority to grant and administer Awards to a separate committee appointed by the Committee, but only the Committee may make Awards to participants who are executive officers of the Company.

OPTIONS

    The price of the shares of the Company's Common Stock subject to each option (the "option price") is set by the Committee but may not be less than 50% of the fair market value on the date of grant in the case of an option that is not an incentive stock option (a "nonqualified stock option"), and not less than 100% of the fair market value in the case of an incentive stock option.

    Options granted under the Plan are exercisable at the times and on the terms established by the Committee, provided that options granted to officers who are subject to section 16(b) of the Securities and Exchange Act of 1934 (the "Exchange Act") may not be exercised until six months following the date of grant. Subject to the foregoing limitation, the Committee may accelerate the exercisability of any option.

    The option price must be paid in full in cash or its equivalent at the time of exercise. The Committee also may permit payment of the option price by the tender of previously acquired shares of the Company's stock or such other legal consideration which the Committee determines to be consistent with the Plan's purpose and applicable law.

STOCK APPRECIATION RIGHTS

    The Plan permits the grant of three types of SARs: Affiliated SARs, Freestanding SARs, Tandem SARs, or any combination thereof. An Affiliated SAR is an SAR that is granted in connection with a related option and which will be deemed to automatically be exercised simultaneous with the exercise of the related option. A Freestanding SAR is an SAR that is granted independently of any options. A Tandem SAR is an SAR that is granted in connection with a related option, the exercise of which requires a forfeiture of the right to purchase a share under the related option (and when a share is purchased under the option, the SAR is similarly cancelled).

    The Committee has complete discretion to determine the number of SARs granted to any optionee or recipient and the terms and conditions pertaining to such SARs. However, the grant price must be at least equal to the fair market value of a share of the Company's Common Stock on the date of grant in the case of a Freestanding SAR and equal to the option price of the related option in the case of an Affiliated or Tandem SAR. An SAR that is granted to an officer who is subject to section 16(b) of the Exchange Act ("Section 16(b)") may not be exercised until at least six months following the date of grant.

RESTRICTED STOCK AWARDS

    The Plan permits the grant of restricted stock awards which are restricted Common Stock bonuses that vest in accordance with terms established by the Committee. Restricted Stock granted to an officer subject to Section 16(b) may not vest prior to six months following the date of its grant. The Committee may impose restrictions and conditions on the shares, including, without limitation, restrictions based upon the achievement of specific performance goals (Company-wide, divisional and/or individual), and/or restrictions under applicable federal or state securities laws. The Committee may accelerate the time at which any restrictions lapse, and/or remove any restrictions.

PERFORMANCE UNIT/SHARE AWARDS

    The Plan permits the grant of performance unit and performance share awards which are bonuses credited to an account established for the recipient and payable in cash, Common Stock, or a combination thereof. Each performance unit has an initial value that is established by the Committee at the time of its grant. Each performance share has an initial value equal to the fair market value of a share of the Company's Common Stock on the date of its grant. The number and/or value of performance unit/shares that will be paid out to recipients will depend upon the extent to which performance goals established by the Committee are satisfied. The payment date for performance unit/share awards granted to officers and directors subject to Section 16(b) may not be less than six months from the date of grant.

    After a performance unit/share award has vested, the recipient will be entitled to receive a payout of the number of performance units/shares earned by the recipient, to be determined as a function of the extent to which the corresponding performance goals have been achieved. The Committee also may waive the achievement of any performance goals for such performance unit/share.

    Subject to the applicable award agreement, performance units/shares awarded to recipients will be forfeited to the Company upon the earlier of the recipient's termination of employment or the date set forth in the award agreement.

NONTRANSFERABILITY OF AWARDS

    Awards granted under the Plan may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the applicable laws of descent and distribution. However, an optionee or recipient may designate one or more beneficiaries to receive any exercisable or vested Awards following his or her death.

NEW PLAN BENEFITS

    Regulations recently adopted by the Securities and Exchange Commission require disclosure of benefits to the executive officers of the Company named in the summary compensation table and to certain other categories of award recipient, if such benefits are determinable. In addition to the grants of stock options set forth below, it is likely that substantial additional grants will be made to all of such persons and others during the life of the Plan, and it is impossible to determine the amount or terms of such future grants.

    The following table sets forth as of December 31, 1996 (a) the aggregate number of shares of the Company's Common Stock subject to Awards granted under the Plan since January 1, 1996, and (b) the average per share exercise price of such Awards.

                                                                         NUMBER OF     AVERAGE PER SHARE
NAME OF INDIVIDUAL OF GROUP                                            SHARES GRANTED  EXERCISE PRICE(1)
---------------------------------------------------------------------  --------------  -----------------
Richard C. Auger.....................................................           -0-        $     -0-
Catherine C. Roth....................................................           -0-              -0-
J. Matthew Mackowski.................................................           -0-              -0-
Arthur M. Southam, M.D...............................................         5,000            17.75
Richard E. Malone....................................................         9,500            14.75
All executive officers, as a group...................................         9,500            14.75
All employees who are not executive officers, as a group.............       202,950            14.75
All directors who are not executive officers, as a group.............         5,000            17.75

------------------------

(1) All options were granted with an exercise price equal to 100% of fair market value on the date of grant. On December 31, 1996 the closing price for the shares of the Company's Common Stock on the Nasdaq National Market was $8.875 per share.

TAX ASPECTS

    A recipient of a stock option or SAR will not have taxable income on the date of grant. Upon the exercise of nonqualified options and SARs, the participant will recognize ordinary income equal to the difference between the fair market value of the shares on the date of exercise and the exercise price. Any gain or loss recognized upon any later disposition of the shares generally will be capital gain or loss.

    Purchase of shares upon exercise of an incentive stock option will not result in any taxable income to the participant, except for purposes of the alternative minimum tax. Gain or loss recognized by the participant on a later sale or other disposition will either be long-term capital gain or loss or ordinary income, depending upon how long the participant holds the shares. Any ordinary income recognized will be in the amount, if any, by which the lesser of
(1) the fair market value of such shares on the date of exercise or (2) the amount realized from the sale, exceeds the exercise price.

    Upon receipt of restricted stock or a performance unit/share, the participant will not have taxable income unless he or she elects to be taxed. Absent such election, upon vesting the participant will recognize ordinary income equal to the fair market value of the shares or units at such time.

    The Company generally will be entitled to a tax deduction for an Award in an amount equal to the ordinary income realized by the participant at the time the participant recognizes such income. In addition, Internal Revenue Code Section 162(m) contains special rules regarding the federal income tax deductibility of compensation paid to the Company's Chief Executive Officer and to each of the other four most highly compensated executive officers. The general rule is that annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1 million.

AMENDMENT AND TERMINATION OF THE PLAN

    The Board generally may amend or terminate the Plan at any time and for any reason.

REQUIRED VOTE

    The affirmative vote of a majority of shares present in person or by proxy at the Annual Meeting and entitled to vote is required to approve the proposed amendment to the Plan.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE AMENDMENT OF THE 1996 OMNIBUS EQUITY INCENTIVE PLAN.

                             EXECUTIVE COMPENSATION

COMPENSATION OF EXECUTIVE OFFICERS

    The compensation paid to the Company's Chief Executive Officer and only other executive officers who received compensation in excess of $100,000 for services in all capacities to the Company and its subsidiaries during fiscal 1995 and 1996 is set forth below.

                           SUMMARY COMPENSATION TABLE

                                                                                                     LONG TERM COMPENSATION AWARDS
                                                                ANNUAL COMPENSATION                 --------------------------------
                                                  ------------------------------------------------                       SECURITIES
                                                                                 OTHER ANNUAL           RESTRICTED       UNDERLYING
NAME AND PRINCIPAL POSITION              YEAR     SALARY($)     BONUS($)        COMPENSATION($)       STOCK AWARDS($)      OPTIONS
-------------------------------------  ---------  ----------  -------------  ---------------------  -------------------  -----------
Richard C. Auger.....................       1996  $  156,067       --                 --                    --               --
  Chairman and Chief Executive              1995  $  137,742       --                 --                    --               --
  Officer

Catherine C. Roth....................       1996  $  145,011       --                 --                    --               --
  President                                 1995  $  127,809       --                 --                    --               --

Richard E. Malone....................       1996  $  118,525       --                 --                    --                9,500
  Vice President, Chief Financial           1995  $   74,553       --                 --                    --               30,500
  Officer

                                          ALL OTHER
                                          COMPENSA-
NAME AND PRINCIPAL POSITION                TION($)
-------------------------------------  ---------------
Richard C. Auger.....................        --
  Chairman and Chief Executive               --
  Officer
Catherine C. Roth....................        --
  President                                  --
Richard E. Malone....................        --
  Vice President, Chief Financial            --
  Officer

    The following table sets forth certain information regarding stock options granted during fiscal 1996 to the executive officers named in the foregoing Summary Compensation Table. None of such persons received awards of stock appreciation rights during fiscal 1996.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                POTENTIAL REALIZABLE
                                                        INDIVIDUAL GRANTS                         VALUE AT ASSUMED
                                   -----------------------------------------------------------  ANNUAL RATES OF STOCK
                                      NUMBER OF       PERCENT OF                                 PRICE APPRECIATION
                                     SECURITIES      TOTAL OPTIONS                                       FOR
                                     UNDERLYING       GRANTED TO     EXERCISE OR                   OPTION TERM(3)
                                       OPTIONS       EMPLOYEES IN    BASE PRICE    EXPIRATION   ---------------------
NAME                                GRANTED(#)(1)     FISCAL YEAR     ($/SH)(2)       DATE        5%($)      10%($)
---------------------------------  ---------------  ---------------  -----------  ------------  ---------  ----------
Richard C. Auger.................        --               --             --            --          --          --

Catherine C. Roth................        --               --             --            --          --          --

Richard E. Malone................         9,500             4.5%      $   14.75     06/03/2006  $  88,124  $  223,323

------------------------

(1) All options granted in fiscal 1996 are exercisable in full, commencing June 3, 1998. Under the terms of the Company's Stock Option Plan, the Compensation Committee retains discretion, subject to plan limits, to modify the terms of outstanding options.

(2) All options were granted at fair market value at date of grant.

(3) Realizable values are reported net of the option exercise price. The dollar amounts under these columns are the result of calculations at the 5% and 10% rates (determined from the price at the date of grant, not the stock's current market value) set by the Securities and Exchange Commission and therefore are not intended to forecast possible future appreciation, if any, of the Company's stock price. Actual gains, if any, on stock option exercises are dependent on the future performance of the common stock as well as the optionholder's continued employment through the vesting period. The potential realizable value calculation assumes that the optionholder waits until the end of the option term to exercise the option.

    The following table sets forth certain information with respect to stock option exercises during 1996 and stock options held by each of the Company's executive officers as of September 30, 1996.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                            AND FY-END OPTION VALUES

                                                                                 NUMBER OF          VALUE OF
                                                                                UNEXERCISED    UNEXERCISED IN-THE-
                                                                                 OPTIONS AT       MONEY OPTIONS
                                                       SHARES                    FY-END(#)        AT FY-END($)
                                                      ACQUIRED                 --------------  -------------------
                                                         ON          VALUE      EXERCISABLE/      EXERCISABLE/
NAME                                                 EXERCISE(#)  REALIZED($)  UNEXERCISABLE      UNEXERCISABLE
---------------------------------------------------  -----------  -----------  --------------  -------------------
Richard C. Auger...................................      --           --             --                --

Catherine C. Roth..................................      --           --             --                --

Richard E. Malone..................................      18,000    $ 201,600     6,500/45,500  $   61,450/$367,200

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    In December 1995, the Company completed a private placement in which it issued notes and warrants. J. Matthew Mackowski, a director of the Company and member of the Compensation Committee, purchased $600,000 principal amount of the notes and warrants to purchase 60,000 shares of Common Stock in such private placement. Mr. Mackowski paid an aggregate purchase price of $600,000 for such securities, consisting of $100,000 in cash and cancellation of $500,000 of indebtedness owed by the Company to Mr. Mackowski. In addition, Mr. Mackowski's father purchased in such private placement $50,000 principal amount of the notes and warrants to purchase 5,000 shares of Common Stock, for which he paid $50,000 in cash. In March 1996, the Company repaid the notes with a portion of the proceeds from its March 1996 initial public offering.

    From time to time, Mr. Mackowski has advanced funds to the Company for working capital purposes. The largest amount of such advances outstanding during fiscal 1996 was $500,000. These advances were payable on demand and bore interest of 0.5% above the 90-day treasury bill rate at the date of issuance. These notes were retired in connection with the private placement described above.

    Mackowski & Shepler, a private investment partnership of which Mr. Mackowski is a partner and 50% owner, continues to provide financial and strategic advisory services to the Company under an arrangement which commenced in November 1994. Under this arrangement, Mackowski & Shepler will continue to receive $7,500 per month until March 31, 1997. Mackowski & Shepler also received $50,000 from the Company upon the closing of the Company's initial public offering for advisory services related to this offering.

TRANSACTIONS WITH THE COMPANY

    See "Compensation Committee Interlocks and Insider Participation."

                      REPORT OF THE COMPENSATION COMMITTEE

To the Board of Directors:

    The Compensation Committee is comprised of two outside directors of the Board of Directors, and is responsible for setting and monitoring policies governing the compensation of executive officers. The Committee reviews the performance and compensation levels for executive officers, sets salary and bonus levels for these individuals, and approves all stock option grants under the Company's 1996 Omnibus Equity Incentive Plan.

    The objective of Health Systems Design Corporation's executive compensation program is to ensure that the Company is able to secure the necessary high-caliber talent needed to contribute toward planned business goals. The Company's compensation philosophy is to offer a competitive total compensation opportunity that includes an appropriate mix and balance of common pay elements so that resulting rewards vary directly with Company business results, as well as with long-term share values.

    The Committee relied upon the written report and advice provided by its outside compensation consultant in comparing the compensation levels of Health Systems Design Corporation's named executive officers with similar positions in comparable organizations. Reported data of both published industry sector compensation surveys and the most recently filed proxies of identified peer group companies were analyzed.

    During this past fiscal year, the statistical pay data proved Health Systems Design Corporation to be generally compensating its named executive officers below market in both base salaries and bonuses. The Committee intends to monitor this situation very closely, and to raise compensation closer to market levels over time as justified.

    The key elements of the Company's executive compensation program consist of fixed compensation in the form of base salary and regular (all employee) benefits, and variable compensation, which is more directly tied to operating business results and shareholder returns, in the form of annual cash incentive compensation and stock option awards at fair market value.

    In determining each element of compensation to be awarded to an executive officer, the Committee considers the executive's overall pay package positioning as well the executive's accountabilities, contributions, performance, and potential.

    Because of their substantial stock holdings, Mr. Auger and Ms. Roth do not participate in the 1996 Omnibus Equity Incentive Plan. However, they are both eligible to participate in the annual executive incentive plan. In fixing the stock option grants for the other named executive officer, the Committee considered the current stock holdings and aggregate option awards of the officer. The Committee believes that regular grants of stock options promote a commonality of interest between the Company's officers and its stockholders. The design of the Company's stock programs includes longer vesting periods than are normally found in comparable companies. The Committee believes this to be advantageous in optimizing the retention value of these options, and to orient all optionees to longer-term success.

    The Compensation Committee is of the opinion that the compensation levels for the named executive officers are quite moderate and conservative compared to similar positions of responsibility and scope in comparable organizations, and that an appropriate amount of total remuneration potential exists based on the planned performance of the Company, therefore providing sufficient incentive for their executives to focus upon future business results and share values.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

    Internal Revenue Code Section 162(m) contains special rules regarding the federal income tax deductibility of compensation paid to the Company's Chief Executive Officer and to each of the other four most highly compensated executive officers. The general rule is that annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1 million. Given that the annual compensation currently paid to each of the Company's executive officers is substantially below $1 million, the Company has not adopted an overall policy regarding Section 162(m).

CEO COMPENSATION

    In setting the compensation payable to Mr. Richard Auger, the Company's Chairman and Chief Executive Officer, the Committee took into account Mr. Auger's specific performance and contributions to overall Company results. His base salary and total cash compensation are below market levels due to the Company's objective of conserving its cash. In addition, Mr. Auger does not participate in the stock option plan.

                                          Compensation Committee

                                          Arthur M. Southam, M.D.
                                          J. Matthew Mackowski

December 31, 1996

PERFORMANCE GRAPH

    The following graph compares the percentage change in the Company's cumulative total stockholder return on its Common Stock for the period from the Company's initial public offering on March 5, 1996 to September 30, 1996 with the cumulative total return of the Nasdaq Stock Market U.S. Index and the Nasdaq Computer & Data Processing Index, a peer group index consisting of all of the more than 300 computer and data processing companies listed on the Nasdaq National and Small Capitalization Markets.

    The comparisons in the graph below are based on historical data and are not indicative of, or intended to forecast, the possible future performance of the Company's Common Stock.

                                                                                    CUMULATIVE TOTAL RETURN
                                                                          --------------------------------------------
                                                                          3/05/96     3/31/96     6/30/96     9/30/96
                                                                          --------    --------    --------    --------
HEALTH SYSTEMS DESIGN CORPORATION.....................................      100.00      105.77      113.46       88.46

NASDAQ STOCK MARKET--US...............................................      100.00      100.61      108.82      112.69

NASDAQ COMPUTER & DATA PROCESSING.....................................      100.00      102.50      113.94      116.21

OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

    The following table indicates, as to each director and each named executive officer, the number of shares and percentage of the Company's stock beneficially owned as of December 31, 1996.

                                                                               SHARES BENEFICIALLY OWNED
                                                                                AS OF DECEMBER 31, 1996
                                                                               --------------------------
                                                                                  NUMBER OF
EXECUTIVE OFFICER OR DIRECTOR                                                   COMMON SHARES    PERCENT
-----------------------------------------------------------------------------  ---------------  ---------
Richard C. Auger (1).........................................................     1,590,800         24.7%
Catherine C. Roth (1)........................................................     1,207,600(2)      18.7%
J. Matthew Mackowski.........................................................     1,369,600(3)      21.0%
Torchmark Corporation (4) ...................................................       444,900          6.9%
  2001 Third Avenue South
  Birmingham, Alabama 35233
Amerindo Investment Advisors Inc. (5) .......................................       422,500          6.6%
  One Embarcadero Center, Suite 2300
  San Francisco, California 94111
Arthur M. Southam, M.D.......................................................           300         *
Richard E. Malone............................................................        24,500(6)      *
All directors and officers as a group (five persons).........................     4,192,800(7)      64.3%

------------------------

(*) Less than 1%.

(1) The address of Mr. Auger, Ms. Roth and Mr. Mackowski is 1330 Broadway, Oakland, California 94612. Each of these persons may be deemed to be a "control person" of the Company within the meaning of the rules and regulations of the Securities and Exchange Commission by reason of his stock ownership and positions with the Company.

(2) Includes 248,000 shares of Common Stock held by Ms. Roth's children.

(3) Includes 60,000 shares issuable upon exercise of outstanding warrants which are immediately exercisable. Also includes 12,000 shares issuable upon exercise of outstanding options exercisable within 60 days of December 31, 1996, held by Mackowski & Shepler, a private investment partnership of which Mr. Mackowski is a partner and 50% owner. Mr. Mackowski disclaims beneficial ownership of the options held by Mackowski & Shepler except for his pecuniary interest therein.

(4) Based on a joint Schedule 13G filed with the Company reflecting beneficial ownership as of December 31, 1996 for Torchmark Corporation, Waddell & Reed, Inc., Waddell & Reed Financial Services, Inc., United Investors Management Company and Liberty National Life Insurance Company, each of whom may be deemed the beneficial owners of such shares.

(5) Based on a Schedule 13G filed with the Company reflecting beneficial ownership as of December 31, 1996. Messrs. Alberto W. Vilar and Gary A. Tanaka may each also be deemed to be the beneficial owner of 422,500 shares based upon their capacity as the sole shareholders and directors of Amerindo Investment Advisors Inc. ("Amerindo"). Amerindo is an investment advisor and purchased the securities in its capacity as such. Amerindo and Messrs. Vilar and Tanaka each expressly disclaim beneficial ownership of the shares.

(6) Includes 6,500 shares issuable upon exercise of outstanding options exercisable within 60 days of December 31, 1996.

(7) Includes warrants and stock options exercisable within 60 days of December 31, 1996.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

    Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during the period from March 5, 1996 to September 30, 1996 all filing requirements applicable to its officers, directors, and greater than ten-percent beneficial owners were complied with.

                                    AUDITORS

    Arthur Andersen LLP, independent certified public accountants, serves as the Company's principal accountants. Representatives of Arthur Andersen LLP will be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

                                 OTHER MATTERS

    As of the date of this Proxy Statement, there are no other matters which management intends to present or has reason to believe others will present to the meeting. If other matters properly come before the meeting, those who act as proxies will vote in accordance with their judgment.

                             STOCKHOLDER PROPOSALS

    If any stockholder intends to present a proposal for action at the Company's 1998 Annual Meeting and wishes to have such proposal set forth in management's proxy statement, such stockholder must forward the proposal to the Company so that it is received on or before October 31, 1997. Proposals should be addressed to the Company at 1330 Broadway, Oakland, California 94612, Attention: Corporate Secretary.

                              COST OF SOLICITATION

    All expenses in connection with the solicitation of this proxy, including the charges of brokerage houses and other custodians, nominees or fiduciaries for forwarding documents to stockholders, will be paid by the Company.

Dated: February 28, 1997.

                                          By Order of the Board of Directors
                                          Catherine C. Roth, Secretary

                                                                       EXHIBIT A

                       HEALTH SYSTEMS DESIGN CORPORATION
                     NONEMPLOYEE DIRECTOR STOCK OPTION PLAN
                            (EFFECTIVE MAY 15, 1996)
                                   SECTION 1
                      ESTABLISHMENT, PURPOSE AND DURATION

    1.1 ESTABLISHMENT. Health Systems Design Corporation, a Delaware corporation (the "Company"), hereby establishes the "Health Systems Design Corporation Nonemployee Director Stock Option Plan" (the "Plan"), for the benefit of certain nonemployee members of the Board of Directors of the Company ("Nonemployee Directors"), in order to compensate such Nonemployee Directors for their past services by awarding them stock options under the Plan ("Options").

    1.2 PURPOSE OF THE PLAN. The purpose of the Plan is to promote the success, and enhance the value, of the Company, by attracting, retaining and motivating Nonemployee Directors of outstanding competence. The Plan also is designed to align the interests of Nonemployee Directors with the interests of the stockholders of the Company.

    1.3 EFFECTIVE DATE. The Plan is effective as of May 15, 1996, subject to the approval by an affirmative vote, at the next meeting of the stockholders of the Company, or any adjournment thereof, of the holders of a majority of the outstanding shares of the common stock of the Company ("Shares"), present in person or by proxy and entitled to vote at such meeting. As provided in the Plan, Options will be granted prior to the receipt of such vote, but such grants shall be null and void if such vote is not in fact received.

    1.4  DURATION OF THE PLAN.  The Plan shall commence on the date specified in
Section 1.3, and subject to the right of the Board of Directors of the Company to terminate the Plan at any time and for any reason pursuant to Section 7, shall remain in effect until May 14, 1999. Notwithstanding the preceding sentence, each Option shall remain in effect until such Option has been satisfied by the issuance of Shares or terminated in accordance with its terms and the terms of the Plan. In the event that on any date of grant the number of Shares to be subject to Options granted to all Nonemployee Directors exceeds the number of Shares then available for grant under the Plan, each Nonemployee Director shall share pro rata in the number of Shares that remain available for grant on such date.

                                   SECTION 2
                                  DEFINITIONS

    For purposes of this Plan, the following terms shall have the meanings indicated unless a different meaning is plainly required by the context:

    2.1 "BOARD" or "BOARD OF DIRECTORS" means the Board of Directors of the Company.

    2.2 "CODE" means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code shall include such section, any valid regulation promulgated thereunder, and any comparable provision of any future legislation amending, supplementing or superseding such section.

    2.3 "COMPANY" means Health Systems Design Corporation, a Delaware corporation, or any successor thereto.

    2.4 "DIRECTOR" means an individual who is a member of the Board.

    2.5 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, or any successor Act thereto. Reference to a specific section of the Exchange Act shall include such section, any valid regulation promulgated thereunder, and any comparable provision of any future legislation amending, supplementing or superseding such section.

    2.6 "EXERCISE PRICE" means the price at which a Share may be purchased pursuant to an Option.

    2.7 "FAIR MARKET VALUE" means the average of the highest and lowest quoted selling prices for Shares on the relevant date, or if there were no sales on such date, the weighted average of the means between the highest and lowest quoted selling prices on the nearest day before and the nearest day after the relevant date, as determined by the Board of Directors.

    2.8 "NONEMPLOYEE DIRECTOR" means a Director who is an employee of neither the Company nor of any Subsidiary. Notwithstanding the preceding sentence, J. Matthew Mackowski shall not be considered a Nonemployee Director for purposes of this Plan.

    2.9 "OPTION" means an option to purchase Shares which has been granted under the provisions of the Plan. Options are not intended to be incentive stock options under section 422 of the Code.

    2.10 "PARTICIPANT" means a Nonemployee Director to whom an Option has been granted under the provisions of the Plan.

    2.11 "PLAN" means the Health Systems Design Corporation Nonemployee Director Stock Option Plan, as set forth in this instrument and as hereafter amended from time to time.

    2.12 "SHARES" means the shares of common stock of the Company.

    2.13 "SUBSIDIARY" means any corporation in which the Company owns directly, or indirectly through subsidiaries, at least fifty percent (50%) of the total combined voting power of all classes of stock, or any other entity (including, but not limited to, partnerships and joint ventures) in which the Company owns at least fifty percent (50%) of the combined equity thereof.

                                   SECTION 3
                           ADMINISTRATION OF THE PLAN

    3.1 THE BOARD OF DIRECTORS. The Plan shall be administered by the Board of Directors. It shall be the duty of the Board of Directors to conduct the general administration of the Plan in accordance with its provisions.

    3.2 AUTHORITY OF THE BOARD OF DIRECTORS. The Board of Directors shall have all powers and discretion necessary or appropriate to administer the Plan and to control its operation in accordance with its terms, including, but not limited to, the following powers:

        (a) To interpret the provisions of the Plan and to determine, in its sole discretion, any question arising under, or in connection with the administration or operation of, the Plan;

        (b) To employ such counsel, agents and advisers, and to obtain such legal, clerical and other services, as it may deem necessary or appropriate in carrying out the provisions of the Plan; and

        (c) To prescribe, amend and rescind rules and regulations relating to the Plan, and to make all other determinations which may be necessary or advisable for the administration of the Plan.

    3.3 DECISIONS BINDING. All actions, interpretations and decisions of the Board of Directors shall be final, conclusive and binding on all persons, and shall be given the maximum deference permitted by law.

    3.4 ADMINISTRATIVE EXPENSES. All expenses incurred in the administration of the Plan by the Board of Directors, or otherwise, including legal fees and expenses, shall be paid and borne by the Company.

    3.5 INDEMNIFICATION. Each person who is or shall have been a member of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, notion, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the

Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

                                   SECTION 4
                           SHARES SUBJECT TO THE PLAN

    4.1 NUMBER OF SHARES. Subject to adjustment as provided in Section 4.3, the maximum number of Shares available for grant under the Plan may not exceed 60,000. Such Shares may be either authorized but unissued Shares or treasury Shares.

    4.2 EFFECT OF LAPSED OPTIONS. If an Option is cancelled, terminates, expires or lapses for any reason, any Shares subject to such Option again shall be made available for grant under the Plan (to the same Participant or to a different person).

    4.3 ADJUSTMENTS IN AUTHORIZED SHARES. In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, Share combination, or other change in the corporate structure of the Company affecting the Shares, such adjustment shall be made in the number and class of Shares which may be delivered under the Plan, and in the number and class of and/or the Exercise Price of Shares subject to outstanding Options, as may be determined to be appropriate and equitable by the Board, in its sole discretion, to prevent the dilution or diminishment of Options. Notwithstanding the preceding sentence, the number of Shares subject to any Option always shall be a whole number.

                                   SECTION 5
                                  ELIGIBILITY

    5.1 ELIGIBILITY. All Nonemployee Directors shall be eligible to participate in the Plan.

    5.2 CONSIDERATION FOR GRANT OF OPTION. Any Option under the Plan shall be granted in consideration of the past services of the Participant.

                                   SECTION 6
                                    OPTIONS

    6.1  GRANT OF OPTIONS.

        6.1.1 INITIAL GRANTS. Each Nonemployee Director automatically will receive on the date he or she is initially appointed by the Board of Directors to serve as a member thereof an Option to purchase 5,000 Shares.

        6.1.2 ONGOING GRANTS. Each Participant who has been granted an Option to purchase 5,000 Shares pursuant to Section 6.1.1, automatically will receive, on the date of each subsequent annual meeting of the stockholders of the Company, an Option to purchase an additional 5,000 Shares, provided that the Participant is a Nonemployee Director on each such date of grant.

    6.2  TERMS OF OPTIONS.

        6.2.1 OPTION AGREEMENT. Each Option shall be evidenced by a written stock option agreement which shall be executed by the Participant and the Company.

        6.2.2 EXERCISE PRICE. The Exercise Price for the Shares subject to each Option shall be one hundred percent (100%) of the Fair Market Value of such Shares on the date of grant.

        6.2.3 EXERCISABILITY OF OPTIONS. Each Option shall become exercisable in full on the first anniversary of the date of grant of the Option.

        6.2.4 EXPIRATION OF OPTIONS. Each Option shall terminate upon the earlier of (a) the expiration of six (6) years from the date of grant of the Option, or (b) the expiration of nine (9) months from the date of the Participant's termination of service as a Director for any reason. Notwithstanding the preceding sentence, if a Participant ceases to be a Director prior to the date that an Option held by him or her has become exercisable pursuant to Section 6.2.3, such Option shall terminate on the date of the Participant's cessation of service as a Director.

        6.2.5 PAYMENT. Options shall be exercised by the Participant's delivery of a written notice of exercise to the Secretary of the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. The Exercise Price for any such Shares shall be payable to the Company in full in cash or its equivalent.

    As soon as practicable after receipt of a written notification of exercise and full payment for the Shares purchased, the Company shall deliver to the Participant Share certificates (in the Participant's name) representing such Shares.

        6.2.6 RESTRICTIONS ON SHARE TRANSFERABILITY. The Board of Directors may impose such restrictions on any Shares acquired pursuant to the exercise of an Option, as it may deem advisable, including, but not limited to, restrictions under applicable Federal securities laws, under the requirements of any national securities exchange or system upon which Shares are then listed and/or traded, and/or under any blue sky or state securities laws applicable to such Shares.

        6.2.7 NONTRANSFERABILITY OF OPTIONS. No Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, the laws of descent and distribution, or as permitted in Section 7.2. All Options granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

                                   SECTION 7
                                 MISCELLANEOUS

    7.1 AMENDMENT OR TERMINATION OF THE PLAN. The Board, in its sole discretion, may amend, alter, modify or terminate the Plan, in whole or in part, at any time and for any reason. However, only if and to the extent required to maintain the Plan's qualification under Rule 16b-3 promulgated under the Exchange Act, any such amendment shall be subject to stockholder approval. In addition, as required by Rule 16b-3, the provisions regarding the formula for determining the amount and timing of Options shall in no event be amended more than once every six (6) months, other than to comport with changes in the Code and/or the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). (ERISA is inapplicable to the Plan.) Neither the amendment, suspension, termination, nor scheduled expiration of the Plan shall, without the consent of the Participant, alter or impair any rights or obligations under any Option theretofore granted. No Option may be granted during any period of suspension nor after termination of the Plan.

    7.2 BENEFICIARY DESIGNATION. If permitted by the Board of Directors, a Participant may name a beneficiary or beneficiaries to whom any benefit under the Plan is to be paid in case of the Participant's death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant and must be in a form and manner acceptable to the Board of Directors. In the absence of any such designation, or if no beneficiary survives the Participant, benefits remaining unpaid at the Participant's death shall be paid to the person or persons entitled to such benefits under the Participant's will or, if the Participant shall fail to make testamentary disposition of such benefits, his or her legal representative. Any transferee must furnish the Company with (a) written notice of his or her status as a transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.

    7.3 NO EFFECT UPON OTHER COMPENSATION PLANS. The adoption of this Plan shall not affect any other stock option, compensation or incentive plans in effect for the Company or any Subsidiary, and this Plan shall not preclude the Board from establishing any other forms of incentive or compensation for Nonemployee Directors.

    7.4 NO EFFECT ON SERVICE. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's service on the Board at any time, with or without cause.

    7.5 REQUIREMENTS OF LAW. The granting of Options and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

    7.6 RULE 16B-3 COMPLIANCE. Transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent that any provision of the Plan, an Option or any action by the Board of Directors fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board of Directors. Notwithstanding any contrary provision of the Plan, if the Board of Directors specifically determines that compliance with Rule 16b-3 no longer is required, all references in the Plan to Rule 16b-3 shall be of no force or effect.

    7.7 CAPTIONS. The captions contained herein and in the table of contents are provided as a matter of convenience only, and in no way define, limit, enlarge or describe the scope or intent of the Plan. Such captions shall not affect in any way the construction of any provision of the Plan.

    7.8 APPLICABLE LAW; SEVERABILITY. The Plan hereby created shall be construed, administered and governed in all respects in accordance with the laws of the State of California (with the exception of its conflict of laws provisions). If any provision of this instrument shall be held invalid or unenforceable by a court of competent jurisdiction, the remaining provisions hereof shall continue to be fully effective.

                                                                      APPENDIX A


                          HEALTH SYSTEMS DESIGN CORPORATION
                             EMPLOYEE STOCK PURCHASE PLAN


                                      SECTION 1
                                       PURPOSE

         Health Systems Design Corporation hereby establishes the Health
Systems Design Corporation Employee Stock Purchase Plan, effective as of
October 24, 1996, in order to provide eligible employees of the Company and its participating Subsidiaries with the opportunity to purchase Common Stock through payroll deductions. The Plan is intended to qualify as an employee stock purchase plan under Section 423(b) of the Code.

                                      SECTION 2
                                     DEFINITIONS

         2.1 "1934 ACT" means the Securities Exchange Act of 1934, as amended. Reference to a specific Section of the 1934 Act or regulation thereunder shall include such Section or regulation, any valid regulation promulgated under such Section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such Section or regulation.

         2.2  "BOARD" means the Board of Directors of the Company.

         2.3 "CODE" means the Internal Revenue Code of 1986, as amended. Reference to a specific Section of the Code or regulation thereunder shall include such Section or regulation, any valid regulation promulgated under such Section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such Section or regulation.

         2.4 "COMMITTEE" shall mean the committee appointed by the Board to administer the Plan. Any member of the Committee may resign at any time by notice in writing mailed or delivered to the Secretary of the Company. As of the effective date of the Plan, the Committee shall be administered by the Compensation Committee of the Board.

         2.5  "COMMON STOCK" means the common stock of the Company.

         2.6 "COMPANY" means Health Systems Design Corporation, a Delaware corporation.

         2.7 "COMPENSATION" means a Participant's base salary or regular wages (including sick pay and vacation pay). The

Committee, in its discretion, may (on a uniform and nondiscriminatory basis) establish a different definition of Compensation prior to an Enrollment Date for all options to be granted on such Enrollment Date.

         2.8 "ELIGIBLE EMPLOYEE" means every Employee of an Employer, except any Employee who (a) has not completed at least two years of service since his or her last hire date, (b) customarily works not more than 20 hours per week,
(c) customarily works not more than 5 months per calendar year, (d) officers or other management personnel, or (e) immediately after the grant of an option under the Plan, would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary of the Company (including stock attributed to such Employee pursuant to Section 424(d) of the Code), provided that the Committee, in its discretion, from time to time may determine (on a uniform and nondiscriminatory basis) that Employees in one or more of the preceding classes (other than class "(e)") shall qualify as Eligible Employees.

         2.9 "EMPLOYEE" means an individual who is a common-law employee of any Employer, whether such employee is so employed at the time the Plan is adopted or becomes so employed subsequent to the adoption of the Plan.

         2.10 "EMPLOYER" or "EMPLOYERS" means any one or all of the Company and those Subsidiaries which, with the consent of the Board, have adopted the Plan.

         2.11 "ENROLLMENT DATE" means such dates as may be determined by the Committee (in its discretion and on a uniform and nondiscriminatory basis) from time to time.

         2.12 "GRANT DATE" means any date on which a Participant is granted an option under the Plan.

         2.13 "PARTICIPANT" means an Eligible Employee who (a) has become a Participant in the Plan pursuant to Section 4.1 and (b) has not ceased to be a Participant pursuant to Section 8 or Section 9.

         2.14 "PLAN" means the Health Systems Design Corporation Employee Stock Purchase Plan, as set forth in this instrument and as hereafter amended from time to time.

         2.15 "PURCHASE DATE" means such dates as may be determined by the Committee (in its discretion and on a uniform and nondiscriminatory basis) from time to time prior to an Enrollment Date for all options to be granted on such Enrollment Date.

         2.16 "SUBSIDIARY" means any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.


                                      SECTION 3
                              SHARES SUBJECT TO THE PLAN

         3.1 NUMBER AVAILABLE. A maximum of 300,000 shares of Common Stock shall be available for issuance pursuant to the Plan. Shares sold under the Plan may be newly issued shares or treasury shares.

              3.2 ADJUSTMENTS. In the event of any reorganization, recapitalization, stock split, reverse stock split, stock dividend, combination of shares, merger, consolidation, offering of rights or other similar change in the capital structure of the Company, the Board may make such adjustment, if any, as it deems appropriate in the number, kind and purchase price of the shares available for purchase under the Plan and in the maximum number of shares subject to any option under the Plan.


                                      SECTION 4
                                      ENROLLMENT

         4.1 PARTICIPATION. Each Eligible Employee may elect to become a Participant by enrolling or re-enrolling in the Plan effective as of any Enrollment Date. In order to enroll, an Eligible Employee must complete, sign and submit to the Company an enrollment form in such form, manner and by such deadline as may be specified by the Committee from time to time (in its discretion and on a nondiscriminatory basis). Any Participant whose option expires and who has not withdrawn from the Plan automatically will be re-enrolled in the Plan on the Enrollment Date immediately following the Purchase Date on which his or her option expires.

         4.2 PAYROLL WITHHOLDING. On his or her enrollment form, each Participant must elect to make Plan contributions via payroll withholding from his or her Compensation. Pursuant to such procedures as the Committee may specify from time to time, a Participant may elect to have withholding equal to a whole percentage from 1% to 15% (or such lesser percentage that the Committee may establish from time to time for all options to be granted on any Enrollment
Date). A Participant may elect to increase or decrease his or her rate of payroll withholding by submitting a new enrollment form in accordance with such procedures as may be established by the Committee from time to time. A Participant may stop his or her payroll withholding by submitting a new enrollment form in accordance with such procedures as may be established by the Committee from time to time. In order to be effective as of a specific date, an enrollment form must be received by the Company no later than the deadline specified by the Committee, in its discretion and on a nondiscriminatory basis, from time to time. Any Participant who is automatically re-enrolled in the Plan will be deemed to have elected to continue his or her contributions at the percentage last elected by the Participant.


                                      SECTION 5
                           OPTIONS TO PURCHASE COMMON STOCK

         5.1 GRANT OF OPTION. On each Enrollment Date on which the Participant enrolls or re-enrolls in the Plan, he or she shall be granted an option to purchase shares of Common Stock.

         5.2 DURATION OF OPTION. Each option granted under the Plan shall expire on the earliest to occur of (a) the completion of the purchase of shares on the last Purchase Date occurring within 27 months of the Grant Date of such option, (b) such shorter option period as may be established by the Committee from time to time prior to an Enrollment Date for all options to be granted on such Enrollment Date, or (c) the date on which the Participant ceases to be such for any reason. Until otherwise determined by the Committee for all options to be granted on an Enrollment Date, the period referred to in clause (b) in the preceding sentence shall mean the period from the applicable Enrollment Date through the last business day prior to the immediately following Enrollment Date.

        5.3 NUMBER OF SHARES SUBJECT TO OPTION. The number of shares available for purchase by each Participant under the option will be established by the Committee from time to time prior to an Enrollment Date for all options to be granted on such Enrollment Date. In addition and notwithstanding the preceding, an option (taken together with all other options then outstanding under this Plan and under all other similar employee stock purchase plans of the Employers) shall not give the Participant the right to purchase shares at a rate which accrues in excess of $25,000 of fair market value at the applicable Grant Dates of such shares in any calendar year during which such Participant is enrolled in the Plan at any time.

         5.4 OTHER TERMS AND CONDITIONS. Each option shall be subject to the following additional terms and conditions:

         (a) payment for shares purchased under the option shall be made only through payroll withholding under Section 4.2;

         (b) purchase of shares upon exercise of the option will be accomplished only in accordance with Section 6.1;

         (c) the price per share under the option will be determined as provided in Section 6.1; and

         (d) the option in all respects shall be subject to such other terms and conditions (applied on a uniform and nondiscriminatory basis), as the Committee shall determine from time to time in its discretion.


                                      SECTION 6
                                  PURCHASE OF SHARES

         6.1 EXERCISE OF OPTION. Subject to Section 6.2, on each Purchase Date, the funds then credited to each Participant's account shall be used to purchase whole shares of Common Stock. Any cash remaining after whole shares of Common Stock have been purchased shall be carried forward in the Participant's account for the purchase of shares on the next Purchase Date. The price per Share of the Shares purchased under any option granted under the Plan shall be eighty-five percent (85%) of the lower of:

         (a) the closing price per Share on the Grant Date for such option on the Nasdaq National Market; or

         (b) the closing price per Share on the Purchase Date on the Nasdaq National Market.

         6.2 DELIVERY OF SHARES. As directed by the Committee in its sole discretion, shares purchased on any Purchase Date shall be delivered directly to the Participant or to a custodian or broker (if any) designated by the Committee to hold shares for the benefit of the Participants. As determined by the Committee from time to time, such shares shall be delivered as physical certificates or by means of a book entry system.

         6.3 EXHAUSTION OF SHARES. If at any time the shares available under the Plan are over-enrolled, enrollments shall be reduced proportionately to eliminate the over-enrollment. Such reduction method shall be "bottom up", with the result that all option exercises for one share shall be satisfied first, followed by all exercises for two shares, and so on, until all available shares have been exhausted. Any funds that, due to over-enrollment, cannot be applied to the purchase of whole shares shall be refunded to the Participants (without interest thereon).


                                      SECTION 7
                                      WITHDRAWAL

         7.1 WITHDRAWAL. A Participant may withdraw from the Plan by submitting a completed enrollment form to the Company. A withdrawal will be effective only if it is received by the Company by the deadline specified by the Committee (in its discretion and on a uniform and nondiscriminatory basis) from time to time. When a withdrawal becomes effective, the Participant's payroll contributions shall cease and all amounts then credited to the Participant's account shall be distributed to him or her (without interest thereon).


                                      SECTION 8
                              CESSATION OF PARTICIPATION

         8.1 TERMINATION OF STATUS AS ELIGIBLE EMPLOYEE. A Participant shall cease to be a Participant immediately upon the cessation of his or her status as an Eligible Employee (for example, because of his or her termination of employment from all Employers for any reason). As soon as practicable after such cessation, the Participant's payroll contributions shall cease and all amounts then credited to the Participant's account shall be distributed to him or her (without interest thereon). If a Participant is on a Company-approved leave of absence, his or her participation in the Plan shall continue for so long as he or she remains an Eligible Employee and has not withdrawn from the Plan pursuant to Section 7.1.


                                      SECTION 9
                              DESIGNATION OF BENEFICIARY

         9.1  DESIGNATION.   Each Participant may, pursuant to such uniform and
nondiscriminatory procedures as the Committee may specify from time to time, designate one or more Beneficiaries to receive any amounts credited to the Participant's account at the time of his or her death. Notwithstanding any contrary provision of this Section 9, Sections 9.1 and 9.2 shall be operative only after (and for so long as) the Committee determines (on a uniform and nondiscriminatory basis) to permit the designation of Beneficiaries.

         9.2 CHANGES. A Participant may designate different Beneficiaries (or may revoke a prior Beneficiary designation) at any time by delivering a new designation (or revocation of a prior designation) in like manner. Any designation or revocation shall be effective only if it is received by the Committee. However, when so received, the designation or revocation shall be effective as of the date the designation or revocation is executed (whether or not the Participant still is living), but without prejudice to the Committee on account of any payment made before the change is recorded. The last effective designation received by the Committee shall supersede all prior designations.

         9.3  FAILED DESIGNATIONS.    If a Participant dies without having
effectively designated a Beneficiary, or if no Beneficiary survives the Participant, the Participant's Account shall be payable to his or her estate.

                                      SECTION 10
                                    ADMINISTRATION

         10.1 PLAN ADMINISTRATOR. The Plan shall be administered by the Committee. The Committee shall have the authority to control and manage the operation and administration of the Plan.

         10.2 ACTIONS BY COMMITTEE. Each decision of a majority of the members of the Committee then in office shall constitute the final and binding act of the Committee. The Committee may act with or without a meeting being called or held and shall keep minutes of all meetings held and a record of all actions taken by written consent.

         10.3 POWERS OF COMMITTEE. The Committee shall have all powers and discretion necessary or appropriate to supervise the administration of the Plan and to control its operation in accordance with its terms, including, but not by way of limitation, the following discretionary powers:

         (a) To interpret and determine the meaning and validity of the provisions of the Plan and the options and to determine any question arising under, or in connection with, the administration, operation or validity of the Plan or the options;

         (b) To determine any and all considerations affecting the eligibility of any employee to become a Participant or to remain a Participant in the Plan;

         (c) To cause an account or accounts to be maintained for each Participant;

         (d) To determine the time or times when, and the number of shares for which, options shall be granted;

         (e) To establish and revise an accounting method or formula for the Plan;

         (f) To designate a custodian or broker to receive shares purchased under the Plan and to determine the manner and form in which shares are to be delivered to the designated custodian or broker;

         (g) To determine the status and rights of Participants and their Beneficiaries or estates;

         (h) To employ such brokers, counsel, agents and advisers, and to obtain such broker, legal, clerical and other services, as it may deem necessary or appropriate in carrying out the provisions of the Plan;

         (i) To establish, from time to time, rules for the performance of its powers and duties and for the administration of the Plan;

         (j) To adopt such procedures and subplans as are necessary or appropriate to permit participation in the Plan by employees who are foreign nationals or employed outside of the United States; and

         (k) To delegate to any one or more of its members or to any other person, severally or jointly, the authority to perform for and on behalf of the Committee one or more of the functions of the Committee under the Plan.

         10.4 DECISIONS OF COMMITTEE. All actions, interpretations, and decisions of the Committee shall be conclusive and binding on all persons, and shall be given the maximum possible deference allowed by law.

         10.5 ADMINISTRATIVE EXPENSES. All expenses incurred in the administration of the Plan by the Committee, or otherwise, including legal fees and expenses, shall be paid and borne by the Employers, except any stamp duties or transfer taxes applicable to the purchase of shares may be charged to the account of each Participant. Any brokerage fees for the purchase of shares by a Participant shall be paid by the Company, but fees and taxes (including brokerage fees) for the transfer, sale or resale of shares by a Participant, or the issuance of physical share certificates, shall be borne solely by the Participant.

         10.6 ELIGIBILITY TO PARTICIPATE. No member of the Committee who is also an employee of an Employer shall be excluded from participating in the Plan if otherwise eligible, but he or she shall not be entitled, as a member of the Committee, to act or pass upon any matters pertaining specifically to his or her own account under the Plan.

         10.7 INDEMNIFICATION. Each of the Employers shall, and hereby does, indemnify and hold harmless the members of the Committee and the Board, from and against any and all losses, claims, damages or liabilities (including attorneys' fees and amounts paid, with the approval of the Board, in settlement of any claim) arising out of or resulting from the implementation of a duty, act or decision with respect to the Plan, so long as such duty, act or decision does not involve gross negligence or willful misconduct on the part of any such individual.

                                      SECTION 11
                         AMENDMENT, TERMINATION, AND DURATION

         11.1 AMENDMENT, SUSPENSION, OR TERMINATION. The Board, in its sole discretion, may amend or terminate the Plan, or any part thereof, at any time and for any reason. If the Plan is terminated, the Board, in its discretion, may elect to terminate all outstanding options either immediately or upon completion of the purchase of shares on the next Purchase Date, or may elect to permit options to expire in accordance with their terms (and participation to continue through such expiration dates). If the options are terminated prior to expiration, all amounts then credited to Participants' accounts which have not been used to purchase shares shall be returned to the Participants (without interest thereon) as soon as administratively practicable.

         11.2 DURATION OF THE PLAN. The Plan shall commence on the date specified herein, and subject to Section 11.1 (regarding the Board's right to amend or terminate the Plan), shall remain in effect thereafter.


                                      SECTION 12
                                  GENERAL PROVISIONS

         12.1 PARTICIPATION BY SUBSIDIARIES. One or more Subsidiaries of the Company may become participating Employers by adopting the Plan and obtaining approval for such adoption from the Board. By adopting the Plan, a Subsidiary shall be deemed to agree to all of its terms, including (but not limited to) the provisions granting exclusive authority (a) to the Board to amend the Plan, and
(b) to the Committee to administer and interpret the Plan. An Employer may terminate its participation in the Plan at any time. The liabilities incurred under the Plan to the Participants employed by each Employer shall be solely the liabilities of that Employer, and no other Employer shall be liable for benefits accrued by a Participant during any period when he or she was not employed by such Employer.

         12.2 INALIENABILITY. In no event may either a Participant, a former Participant or his or her Beneficiary, spouse or estate sell, transfer, anticipate, assign, hypothecate, or otherwise dispose of any right or interest under the Plan; and such rights and interests shall not at any time be subject to the claims of creditors nor be liable to attachment, execution or other legal process. Accordingly, for example, a Participant's interest in the Plan is not transferable pursuant to a domestic relations order.

         12.3 SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

         12.4 REQUIREMENTS OF LAW. The granting of options and the issuance of shares shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or securities exchanges as the Committee may determine are necessary or appropriate.

         12.5 COMPLIANCE WITH RULE 16B-3. Any transactions under this Plan with respect to officers (as defined in Rule 16a-1 promulgated under the 1934
Act) are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. Notwithstanding any contrary provision of the Plan, if the Committee specifically determines that compliance with Rule 16b-3 no longer is required, all references in the Plan to Rule 16b-3 shall be null and void.

         12.6 NO ENLARGEMENT OF EMPLOYMENT RIGHTS. Neither the establishment or maintenance of the Plan, the granting of options, the purchase of shares, nor any action of any Employer or the Committee, shall be held or construed to confer upon any individual any right to be continued as an employee of the Employer nor, upon dismissal, any right or interest in any specific assets of the Employers other than as provided in the Plan. Each Employer expressly reserves the right to discharge any employee at any time, with or without cause.

         12.7 APPORTIONMENT OF COSTS AND DUTIES. All acts required of the Employers under the Plan may be performed by the Company for itself and its Subsidiaries, and the costs of the Plan may be equitably apportioned by the Committee among the Company and the other Employers. Whenever an Employer is permitted or required under the terms of the Plan to do or perform any act, matter or thing, it shall be done and performed by any officer or employee of the Employers who is thereunto duly authorized by the Employers.

         12.8 CONSTRUCTION AND APPLICABLE LAW. The Plan is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423(b) of the Code. Any provision of the Plan which is inconsistent with Section 423(b) of the Code shall, without further act or amendment by the Company or the Committee, be reformed to comply with the requirements of Section 423(b). The provisions of the Plan shall be construed, administered and enforced in accordance with such Section and with the laws of the State of California (excluding California's conflict of laws provisions).

         12.9 CAPTIONS. The captions contained in and the table of contents prefixed to the Plan are inserted only as a matter of convenience, and in no way define, limit, enlarge or describe the scope or intent of the Plan nor in any way shall affect the construction of any provision of the Plan.

                                                                      APPENDIX B


                        HEALTH SYSTEMS DESIGN CORPORATION
                        1996 OMNIBUS EQUITY INCENTIVE PLAN


                                    SECTION 1
                       ESTABLISHMENT, PURPOSE AND DURATION

          1.1 ESTABLISHMENT OF THE PLAN. Health Systems Design Corporation, a Delaware corporation (the "Company"), hereby establishes an incentive compensation plan to be known as the "Health Systems Design Corporation 1996 Omnibus Equity Incentive Plan" (the "Plan"). The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, SARs, Restricted Stock, Performance Units, and Performance Shares. The Plan is effective immediately preceding the date that the Company's Registration Statement on Form S-1 covering the sale of its Common Stock is declared effective by the Securities and Exchange Commission.

          1.2 PURPOSE OF THE PLAN. The purpose of the Plan is to promote the success, and enhance the value, of the Company by linking the personal interests of Participants to those of Company shareholders, and by providing Participants with an incentive for outstanding performance.

          The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Participants upon whose judgment, interest, and special effort the successful conduct of its operation largely is dependent.

          1.3 DURATION OF THE PLAN. The Plan shall commence on the date specified in Section 1.1, and shall remain in effect, subject to the right of the Board of Directors to terminate the Plan at any time pursuant to Section 13 until all Shares subject to the Plan have been purchased or acquired pursuant to the provisions of the Plan. However, without further stockholder approval, no Incentive Stock Option may be granted under the Plan on or after February 15, 2005.


                                    SECTION 2
                                   DEFINITIONS

          The following terms shall have the meanings set forth below, unless plainly required by the context:

          2.1 "AFFILIATED SAR" means a SAR that is granted in connection with a related Option, and which will be deemed to automatically be exercised simultaneous with the exercise of the related Option.

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          2.2  "AWARD" means, individually or collectively, a grant under the
Plan of Nonqualified Stock Options, Incentive Stock Options, SARs, Restricted Stock, Performance Units, or Performance Shares.

          2.3 "AWARD AGREEMENT" means an agreement entered into by each Participant and the Company, setting forth the terms and provisions applicable to Awards granted to Participants under this Plan.

          2.4 "BOARD" or "Board of Directors" means the Board of Directors of the Company.

          2.5 "CODE" means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code shall include such section, any valid regulation promulgated thereunder, and any comparable provision of any future legislation amending, supplementing or superseding such section.

          2.6 "COMMITTEE" means the committee, as specified in Section 3, appointed by the Board to administer the Plan with respect to grants of Awards.

          2.7 "COMPANY" means Health Systems Design Corporation, a Delaware corporation, or any successor thereto.

          2.8 "CONSULTANT" means any consultant, independent contractor, or other person who provides significant services to the Company or its Subsidiaries, but who is neither an employee of the Company or its Subsidiaries, nor a Director of the Company.

          2.9 "DIRECTOR" means any individual who is a member of the Board of Directors of the Company.

          2.10 "DISABILITY" means a permanent and total disability within the meaning of Code Section 22(e)(3).

          2.11 "EMPLOYEE" means any employee of the Company or of the Company's Subsidiaries, whether such employee is so employed at the time the Plan is adopted or becomes so employed subsequent to the adoption of the Plan.
Directors who are not otherwise employed by the Company shall not be considered Employees.

          2.12 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, or any successor Act thereto. Reference to a specific section or regulation of the Exchange Act shall include such section or regulation, any valid regulation promulgated thereunder, and any comparable provision of any future legislation amending, supplementing or superseding such section or regulation.

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          2.13  "FAIR MARKET VALUE" means the average of the highest and lowest quoted selling prices for Shares on the relevant date, or if there were no sales on such date, the weighted average of the means between the highest and lowest quoted selling prices on the nearest day before and the nearest day after the relevant date, as determined by the Committee.

          2.14 "FREESTANDING SAR" means a SAR that is granted independently of any Options.

          2.15 "INCENTIVE STOCK OPTION" or "ISO" means an option to purchase Shares, which is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code.

          2.16 "INSIDER" shall mean an Employee who, on the relevant date, is a Company director, Company officer (within the meaning of Rule 16a-1 promulgated under the Exchange Act), or beneficial owner of 10% or more of the Shares.

          2.17 "NONQUALIFIED STOCK OPTION" or "NQSO" means an option to purchase Shares which is not intended to be an Incentive Stock Option.

          2.18 "OPTION" means an Incentive Stock Option or a Nonqualified Stock Option.

          2.19 "OPTION PRICE" means the price at which a Share may be purchased by a Participant pursuant to an Option, as determined by the Committee.

          2.20 "PARTICIPANT" means an Employee of the Company who has outstanding an Award granted under the Plan.

          2.21 "PERFORMANCE UNIT" means an Award granted to an Employee pursuant to Section 9.

          2.22 "PERFORMANCE SHARE" means an Award granted to an Employee, pursuant to Section 9 herein.

          2.23 "PERIOD OF RESTRICTION" means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, in its discretion), and the Shares are subject to a substantial risk of forfeiture, as provided in Section 8.

          2.24 "RESTRICTED STOCK" means an Award granted to a Participant pursuant to Section 8.

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          2.25  "RETIREMENT" shall have the meaning for each respective individual Participant ascribed to it in the pension plan of the Company applicable to each such respective Participant.

          2.26  "SHARES" means the shares of common stock of the Company.

          2.27 "STOCK APPRECIATION RIGHT" or "SAR" means an Award, granted alone or in connection with a related Option, designated as a SAR, pursuant to the terms of Section 7.

          2.28 "SUBSIDIARY" means any corporation in which the Company owns directly, or indirectly through subsidiaries, at least fifty percent (50%) of the total combined voting power of all classes of stock, or any other entity (including, but not limited to, partnerships and joint ventures) in which the Company owns at least fifty percent (50%) of the combined equity thereof.

          2.29 "TANDEM SAR" means a SAR that is granted in connection with a related Option, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, a SAR shall similarly be cancelled).

          2.30 "WINDOW PERIOD" means the period beginning on the third business day following the date of public release of the Company's quarterly sales and earnings information, and ending on the twelfth business day following such date.


                                    SECTION 3
                                 ADMINISTRATION

          3.1 THE COMMITTEE. The Plan shall be administered by the Committee. The Committee shall consist of not less than two (2) Directors. The members of the Committee shall be appointed from time to time by, and shall serve at the pleasure of, the Board of Directors. The Committee shall be comprised solely of Directors who are "disinterested persons" under Rule 16b-3 under the Exchange Act. Notwithstanding any contrary provision of the Plan, during the period prior to the time when the Shares first are registered under Section 12 of the Exchange Act, the Board (a) shall have all of the authority granted under the Plan to the Committee, and (b) may exercise all of the powers of the Committee.

          3.2 AUTHORITY OF THE COMMITTEE. The Committee shall have full power, except as limited by law or by the Certificate of Incorporation or Bylaws of the Company, and subject to the provisions herein, to determine the size and types of Awards; to determine the terms and conditions of such Awards in a manner

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consistent with the Plan; to construe and interpret the Plan and any Award
Agreement or instrument entered into under the Plan; to establish, amend, or waive rules and regulations for the Plan's administration; and (subject to the provisions of Section 13 herein) to amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan. As permitted by law, the Committee may delegate its powers; provided, however, that only the Committee may administer the Plan with respect to Insiders.

          3.3 DECISIONS BINDING. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders or resolutions of the Board of Directors shall be final, conclusive, and binding on all persons, including the Company, its shareholders, Employees, Participants, and their estates and beneficiaries, and shall be given the maximum deference permitted by law.


                                    SECTION 4
                           SHARES SUBJECT TO THE PLAN

          4.1  NUMBER OF SHARES.  Subject to adjustment as provided in
Section 4.3, the total number of Shares available for grant under the Plan may not exceed 500,000. These 500,000 Shares may be either authorized but unissued or reacquired Shares.

          The following rules will apply for purposes of the determination of the number of Shares available for grant under the Plan:

          (a) While an Award is outstanding, it shall be counted against the authorized pool of Shares, regardless of its vested status.

          (b) The grant of an Option or Restricted Stock shall reduce the Shares available for grant under the Plan by the number of Shares subject to such Award.

          (c) The grant of a Tandem SAR shall reduce the number of Shares available for grant by the number of Shares subject to the related Option (i.e., there is no double counting of Options and their related Tandem SARs); provided, however, that, upon the exercise of such Tandem SAR, the authorized Share pool shall be credited with the appropriate number of Shares representing the number of shares

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               reserved for such Tandem SAR less the number of Shares actually delivered upon exercise thereof or the number of Shares having a Fair Market Value equal to the cash payment made upon such exercise.

          (d) The grant of an Affiliated SAR shall reduce the number of Shares available for grant by the number of Shares subject to the SAR, in addition to the number of Shares subject to the related Option; provided, however, that, upon the exercise of such Affiliated SAR, the authorized Share pool shall be credited with the appropriate number of Shares representing the number of shares reserved for such Affiliated SAR less the number of Shares actually delivered upon exercise thereof or the number of Shares having a Fair Market Value equal to the cash payment made upon such exercise.

          (e) The grant of a Freestanding SAR shall reduce the number of Shares available for grant by the number of Freestanding SARs granted; provided, however, that, upon the exercise of such Freestanding SAR, the authorized Share pool shall be credited with the appropriate number of Shares representing the number of shares reserved for such Freestanding SAR less the number of Shares actually delivered upon exercise thereof or the number of Shares having a Fair Market Value equal to the cash payment made upon such exercise.

          (f) The Committee shall in each cash determine the appropriate number of Shares to deduct from the authorized pool in connection with the grant of Performance Units and/or Performance Shares.

          (g) To the extent that an Award is settled in cash rather than in Shares, the authorized Share pool shall be credited with the appropriate number of Shares having a Fair Market Value equal to the cash settlement of the Award.

          4.2 LAPSED AWARDS. If any Award granted under this Plan is cancelled, terminates, expires, or lapses for any reason (with the exception of the termination of a Tandem SAR upon exercise of the related Option, or the termination of a related Option upon exercise of the corresponding Tandem SAR), any Shares subject to such Award again shall be available for the grant of an Award under the Plan. However, in the event that prior to the Award's cancellation, termination, expiration, or lapse, the holder of the Award at any time received one or more "benefits of ownership" pursuant to such Award (as defined by the Securities and Exchange Commission, pursuant to any rule or interpretation

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promulgated under Section 16 of the Exchange Act), the Shares subject to such
Award shall not be made available for regrant under the Plan.

          4.3 ADJUSTMENTS IN AUTHORIZED SHARES. In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, Share combination, or other change in the corporate structure of the Company affecting the Shares, such adjustment shall be made in the number and class of Shares which may be delivered under the Plan, and in the number and class of and/or price of Shares subject to outstanding Options, SARs, and Restricted Stock granted under the Plan, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or diminishment of Awards; and provided that the number of Shares subject to any Award shall always be a whole number.


                                    SECTION 5
                          ELIGIBILITY AND PARTICIPATION

          5.1 ELIGIBILITY. Persons eligible to participate in this Plan include all Employees and Consultants of the Company and its Subsidiaries, as determined by the Committee, including Employees who are members of the Board, but excluding Directors who are not Employees.

          5.2 ACTUAL PARTICIPATION. Subject to the provisions of the Plan, the Committee in its sole discretion, shall select from all eligible Employees and Consultants, those to whom Awards shall be granted, and the Committee, in its sole discretion, shall determine the nature and amount of each Award.


                                    SECTION 6
                                  STOCK OPTIONS

          6.1 GRANT OF OPTIONS. Subject to the terms and provisions of the Plan, Options may be granted to Employees and Consultants at any time and from time to time as shall be determined by the Committee. The Committee shall have discretion in determining the number of Shares subject to Options granted to each Participant. The Committee may grant ISOs, NQSOs, or a combination thereof.

          6.2 AWARD AGREEMENT. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, the conditions of exercise of the Options, and such other provisions as the Committee shall determine. The

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Award Agreement also shall specify whether the Option is intended to be an ISO or a NQSO.

          6.3 OPTION PRICE. The Option Price for each grant of an Option shall be determined by the Committee in its sole discretion.

               6.3.1 NONQUALIFIED STOCK OPTIONS. In the case of a Nonqualified Stock Option, the Option Price shall be not less than fifty percent (50%) of the Fair Market Value of a Share on the date that the Option is granted.

               6.3.2 INCENTIVE STOCK OPTIONS. In the case of an Incentive Stock Option, the Option Price shall be not less than one-hundred percent of the Fair Market Value of a Share on the date that the Option is granted; provided, however, that if at the time the Option is granted, the Employee (together with persons whose stock ownership is attributed to the Employee pursuant to Section 424(d) of the Code) owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the Option Price shall be not less than one-hundred and ten percent (110%) of the Fair Market Value of a Share on the date that the Option is granted.

          6.4 DURATION OF OPTIONS. Each Option shall expire at such time as the Committee, in its sole discretion, shall determine; provided, however, that no Incentive Stock Option may be exercised after the expiration of 10 years from the date the Option was granted; provided, further, no Incentive Stock Option granted to an Employee who, together with persons whose stock ownership is attributed to the Employee pursuant to Section 424(d) of the Code, owns stock possessing more than 10% of the total combined voting power of all classes of the stock of the Company or any of its Subsidiaries, may be exercised after the expiration of 5 years from the date the Option was granted. After the Option is granted, the Committee, in its sole discretion, may extend the maximum term of such Option.

          6.5 EXERCISE OF OPTIONS. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee, in its sole discretion, shall determine. After an Option is granted, the Committee, in its sole discretion, may accelerate the exercisability of the Option. However, in no event may any Option granted to an Insider be exercisable until six (6) months following the date of its grant.

          6.6 PAYMENT. Options shall be exercised by the Participant's delivery of a written notice of exercise to the Secretary of the Company, setting forth the number of Shares with

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respect to which the Option is to be exercised, accompanied by full payment for the Shares.

          The Option Price upon exercise of any Option shall be payable to the Company in full in cash or its equivalent. The Committee, in its sole discretion, also may permit exercise (a) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held by the Participant for at least six (6) months prior to their tender to satisfy the Option Price), or (b) by any other means which the Committee, in its sole discretion, determines to provide legal consideration for the Shares, and to be consistent with the Plan's purpose and applicable law.

          As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

          6.7 RESTRICTIONS ON SHARE TRANSFERABILITY. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option under the Plan, as it may deem advisable, including, without limitation, restrictions under applicable Federal securities laws, under the requirements of any national securities exchange or system upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

          6.8  CERTAIN ADDITIONAL PROVISIONS FOR INCENTIVE STOCK OPTIONS.

               6.8.1 EXERCISABILITY. The aggregate Fair Market Value (determined at the time the Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Employee during any calendar year (under all plans of the Company and its Subsidiaries) shall not exceed $100,000.

               6.8.2 TERMINATION OF EMPLOYMENT. No Incentive Stock Option may be exercised more than three months after the Participant's termination of employment for any reason other than Disability or death, unless (a) the Participant dies during such three-month period, and (b) the Award Agreement permits later exercise. No Incentive Stock Option may be exercised more than one year after the Participant's termination of employment on account of Disability, unless (a) the Participant dies during such one-year period, and
(b) the Award Agreement permits later exercise.

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               6.8.3  EMPLOYEES ONLY.  Incentive Stock Options may be granted only to persons who are Employees at the time of grant. Consultants shall not be eligible to receive Incentive Stock Options.

          6.9 NONTRANSFERABILITY OF OPTIONS. No Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, the laws of descent and distribution, or as allowed under Section 10. All Options granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.


                                    SECTION 7
                            STOCK APPRECIATION RIGHTS

          7.1 GRANT OF SARS. Subject to the terms and conditions of the Plan, a SAR may be granted to an Employee or Consultant at any time and from time to time as shall be determined by the Committee, in its sole discretion. The Committee may grant Affiliated SARs, Freestanding SARs, Tandem SARs, or any combination thereof.

          The Committee shall have complete discretion to determine the number of SARs granted to any Participant, and consistent with the provisions of the Plan, the terms and conditions pertaining to such SARs. However, the grant price of a Freestanding SAR shall be at least equal to the Fair Market Value of a Share on the date of grant of the SAR. The grant price of Tandem or Affiliated SARs shall equal the Option Price of the related Option. In no event shall any SAR granted to an Insider become exercisable within the first six (6) months after the date it was granted.

          7.2 EXERCISE OF TANDEM SARS. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

          Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (i) the Tandem SAR will expire no later than the expiration of the underlying ISO; (ii) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the difference between the Option Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and (iii) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.

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          7.3  EXERCISE OF AFFILIATED SARS.  Affiliated SARs shall be deemed to be exercised upon the exercise of the related Options. The deemed exercise of Affiliated SARs shall not necessitate a reduction in the number of related Options.

          7.4 EXERCISE OF FREESTANDING SARS. Freestanding SARs shall be exercisable on such terms and conditions as shall be determined by the Committee, in its sole discretion.

          7.5 SAR AGREEMENT. Each SAR grant shall be evidenced by an Award Agreement that shall specify the grant price, the term of the SAR, the conditions of exercise and such other provisions as the Committee, in its sole discretion, shall determine.

          7.6 TERM OF SARS. The term of a SAR granted under the Plan shall be determined by the Committee, in its sole discretion.

          7.7 PAYMENT OF SAR AMOUNT. Upon exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

          (a) The difference between the Fair Market Value of a Share on the date of exercise over the grant price; times

          (b)  The number of Shares with respect to which the SAR is exercised.

          At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

          7.8 RULE 16b-3 REQUIREMENTS. Notwithstanding any other provision of the Plan, the Committee may impose such conditions on exercise of a SAR (including, without limitation, the right of the Committee to limit the time of exercise to specified periods) as may be required to satisfy the requirements of Rule 16b-3 promulgated under the Exchange Act.

          For example, if the Participant is an Insider, the ability of the Participant to exercise SARs for cash will be limited to the Window Periods during each year. However, if the Committee determines that the Participant no longer is an Insider, or if the Federal securities laws change to permit Insiders greater freedom of exercise of SARs, then the Committee may permit Insiders to exercise SARs at other times.

          7.9 NONTRANSFERABILITY OF SARS. No SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, the laws

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of descent and distribution, or as permitted under Section 10.  Further, all
SARs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.


                                    SECTION 8
                                RESTRICTED STOCK

          8.1 GRANT OF RESTRICTED STOCK. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to eligible Employees and Consultants in such amounts as the Committee, in its sole discretion, shall determine.

          8.2 RESTRICTED STOCK AGREEMENT. Each Restricted Stock grant shall be evidenced by an Award Agreement that shall specify the Period (or Periods) of Restriction, the number of Restricted Stock Shares granted, and such other terms and conditions as the Committee, in its sole discretion, shall determine.

          8.3 TRANSFERABILITY. Except as provided in this Section 8, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Award Agreement, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the Award Agreement. However, in no event may any Restricted Stock granted to an Insider become vested in a Participant prior to six (6) months following the date of its grant. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant.

          8.4 OTHER RESTRICTIONS. The Committee, in its sole discretion, may impose such other restrictions on any Shares of Restricted Stock as it may deem advisable including, without limitation, restrictions based upon the achievement of specific performance goals (Company-wide, divisional, and/or individual), and/or restrictions under applicable Federal or state securities laws; and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions.

          8.5 CERTIFICATE LEGEND. In addition to any legends placed on certificates pursuant to Section 8.4, each certificate representing Shares of Restricted Stock shall bear the following legend:

          "The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to

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          certain restrictions on transfer as set forth in the Health Systems
          Design Corporation 1996 Omnibus Equity Incentive Plan, and in a Restricted Stock Agreement. A copy of the Plan and such Restricted Stock Agreement may be obtained from the Secretary of Health Systems Design Corporation."

          8.6  REMOVAL OF RESTRICTIONS.  Except as otherwise provided in this
Section 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the Period of Restriction. The Committee, in its discretion, may accelerate the time at which any restrictions shall lapse, and/or remove any restrictions. After the Shares are released from restrictions, the Participant shall be entitled to have the legend or legends required by Section 8.4 and 8.5 removed from his or her Share certificate.

          8.7 VOTING RIGHTS. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares unless otherwise provided in the Award Agreement.

          8.8 DIVIDENDS AND OTHER DISTRIBUTIONS. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder shall be entitled to receive all dividends and other distributions paid with respect to those Shares while they are so held, unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

          In the event that any dividend or distribution constitutes a "derivative security" or an "equity security" pursuant to the rules promulgated under Section 16 of the Exchange Act, such dividend or distribution shall be subject to a vesting period equal to the longer of: (i) the remaining vesting period of the Shares of Restricted Stock with respect to which the dividend or distribution is paid; or (ii) six months. The Committee shall establish procedures for the application of this provision.

          8.9 RETURN OF RESTRICTED STOCK TO COMPANY. Subject to the applicable Award Agreement and Section 8.6, upon the earlier of (a) the Participant's termination of employment, or (b) the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed shall revert to the Company and, subject to Section 4.2, again shall become available for grant under the Plan.

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                                    SECTION 9
                    PERFORMANCE UNITS AND PERFORMANCE SHARES

          9.1 GRANT OF PERFORMANCE UNITS/SHARES. Subject to the terms of the Plan, Performance Units and Performance Shares may be granted to eligible Employees and Consultants at any time and from time to time, as shall be determined by the Committee, in its sole discretion. The Committee shall have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant.

          9.2 VALUE OF PERFORMANCE UNITS/SHARES. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Units/Shares that will be paid out to the Participants. The time period during which the performance goals must be met shall be called a "Performance Period." Performance Periods of Awards granted to Insiders shall, in all cases, exceed six (6) months in length.

          9.3 EARNING OF PERFORMANCE UNITS/SHARES. After the applicable Performance Period has ended, the holder of Performance Units/Shares shall be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved. Notwithstanding the preceding sentence, after the grant of a Performance Unit/Share, the Committee, in its sole discretion, may waive the achievement of any performance goals for such Performance Unit/Share.

          9.4 FORM AND TIMING OF PAYMENT OF PERFORMANCE UNITS/SHARES. Payment of earned Performance Units/Shares shall be made in a single lump sum, within forty-five (45) calendar days following the close of the applicable Performance Period. The Committee, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.

          Prior to the beginning of each Performance Period, Participants may, in the discretion of the Committee, elect to defer the receipt of any Performance Unit/Share payout upon such terms as the Committee shall determine.

          9.5 CANCELLATION OF PERFORMANCE UNITS/SHARES. Subject to the applicable Award Agreement, upon the earlier of (a) the

Participant's termination of employment, or (b) the date set forth in the Award Agreement, all remaining Performance Units/Shares shall be forfeited by the Participant to the Company, and subject to Section 4.2, the Shares subject thereto shall again be available for grant under the Plan.

          9.6 NONTRANSFERABILITY. Performance Units/Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further a Participant's rights under the Plan shall be exercisable during the Participant's lifetime only by the Participant or the Participant's legal representative.


                                   SECTION 10
                             BENEFICIARY DESIGNATION

          As provided in this Section 10, each Participant under the Plan may name a beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of the Participant's death before he or she receives any or all of such benefit and/or who may exercise any vested Award under the Plan following the Participant's death. Each such designation shall revoke all prior designations by the same Participant and must be in a form and manner acceptable to the Committee. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate and, subject to the terms of the Plan, any unexercised vested Award may be exercised by the administrator or executor of the Participant's estate.


                                   SECTION 11
                                    DEFERRALS

          The Committee, in its sole discretion, may permit a Participant to defer such Participant's receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option or SAR, the lapse or waiver of restrictions with respect to Restricted Stock, or the satisfaction of any requirements or goals with respect to Performance Units/Shares. Any such deferral elections shall be subject to such rules and procedures as shall be determined by the Committee from time to time.

                                   SECTION 12
                               RIGHTS OF EMPLOYEES

          12.1 NO EFFECT ON EMPLOYMENT OR SERVICE. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment or service at any time, with or without cause. For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its Subsidiaries (or between Subsidiaries) shall not be deemed a termination of employment.

          12.2 PARTICIPATION. No Employee or Consultant shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.


                                   SECTION 13
                      AMENDMENT, SUSPENSION, OR TERMINATION

          13.1 AMENDMENT, SUSPENSION, OR TERMINATION. The Board, in its sole discretion, may alter, amend or terminate the Plan, or any part thereof, at any time and for any reason; provided, however, that without further stockholder approval, no such alteration or amendment shall (a) materially increase the benefits accruing to participants under the Plan, (b) materially increase the number of securities which may be issued under the Plan, or (c) materially modify the requirements as to eligibility for participation in the Plan; provided, further, that stockholder approval is not required if such approval is not required in order to assure the Plan's continued qualification under Rule 16b-3 promulgated under the 1934 Act. Neither the amendment, suspension, nor termination of the Plan shall, without the consent of the Participant, alter or impair any rights or obligations under any Award theretofore granted. No Award may be granted during any period of suspension nor after termination of the Plan.


                                   SECTION 14
                                   WITHHOLDING

          14.1 TAX WITHHOLDING. Prior to the delivery of any Shares of cash pursuant to the Plan, the Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any Awards.

          14.2 SHARES WITHHOLDING. The Committee may, in its absolute discretion, permit a Participant to satisfy such tax withholding obligation, in whole or in part, by electing to have the Company withhold Shares having a value equal to the amount required to be withheld or by delivering to the Company already-owned shares to satisfy the withholding requirement. The amount of the withholding requirement shall be deemed to include any amount which the Committee agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined (the "Tax Date"). The value of the Shares to be withheld or delivered will be based on their Fair Market Value on the Tax Date. Such elections will be subject to the following restrictions: (1) the election must be made on or before the Tax Date; (2) the election will be irrevocable; and
(3) the election will be subject to the disapproval of the Committee. Each election by an Optionee or Grantee whose transactions in shares of Common Stock are subject to Section 16(b) of the Exchange Act will be subject to the following additional restrictions: (1) the election may not be made within six months of the grant of the Award (except that this limitation will not apply in the event the death or disability of the Participant occurs prior to the expiration of the six-month period), and (2) the election must be made either at least six months before the Tax Date or within a Window Period.


                                   SECTION 15
                                 INDEMNIFICATION

          Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, notion, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any Award Agreement and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

                                   SECTION 16
                                   SUCCESSORS

          All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.


                                   SECTION 17
                               LEGAL CONSTRUCTION

          17.1 GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

          17.2 SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

          17.3 REQUIREMENTS OF LAW. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

          Notwithstanding any other provision set forth in the Plan, if required by the then-current Section 16 of the Exchange Act, any "derivative security" or "equity security" offered pursuant to the Plan to any Insider may not be sold or transferred for at least six (6) months after the date of grant of such Award. The terms "equity security" and "derivative security" shall have the meanings ascribed to them in the then-current rules promulgated under Section 16 of the Exchange Act.

          17.4 SECURITIES LAW COMPLIANCE. With respect to Insiders, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan, Award Agreement or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

          17.5 GOVERNING LAW. The Plan and all Award Agreements hereunder, shall be construed in accordance with and governed by the laws of the State of California.

          17.6 CAPTIONS. Captions are provided herein for convenience only, and are not to serve as a basis for interpretation or construction of the Plan.

                             AMENDMENT NO. 1 TO THE
                        HEALTH SYSTEMS DESIGN CORPORATION
                       1996 OMNIBUS EQUITY INCENTIVE PLAN


          HEALTH SYSTEMS DESIGN CORPORATION, having adopted the Health Systems Design Corporation 1996 Omnibus Equity Incentive Plan (the "Plan"), hereby amends the Plan, effective as of February 24, 1997, by deleting the numeral 500,000 from the first sentence of Section 4.1 and substituting the numeral 900,000 therefor.

                                     DETACH HERE


                          HEALTH SYSTEMS DESIGN CORPORATION
               PROXY FOR ANNUAL MEETING OF STOCKHOLDERS MARCH 24, 1997
             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

P
R
O        The undersigned hereby appoints Richard C. Auger, Catherine C. Roth
X   and J. Matthew Mackowski, or any of them, each with power of substitution,
Y as proxies of the undersigned, to attend the Annual Meeting of Stockholders of HEALTH SYSTEMS DESIGN CORPORATION to be held at the Oakland Marriott, 1001 Broadway Avenue, Oakland, California, on March 24, 1997, at
    10:00 A.M., and any adjournment thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present on the following matters set forth on the reverse side.


             CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
                                                                  SIDE


                                        DETACH HERE

/X/  Please mark
    votes as in
    this example.


    This proxy will be voted as directed.  In the absence of contrary directions, this proxy will be voted FOR the election of the directors listed below and FOR Proposals 2, 3 and 4.
                                                                                                            FOR  AGAINST  ABSTAIN
    1. The Election of four Directors.                                   2. To approve the Non-employee     / /    / /      / /
                                                                            Director Stock Option Plan.
    Nominees:  Richard C. Auger, Catherine C. Roth,
    J. Matthew Mackowski and Arthur M. Southam, M.D.                     3. To approve the Employee Stock    / /    / /      / /
                                                                            Purchase Plan.
                   FOR          WITHHELD              MARK HERE
                   / /            / /                 FOR ADDRESS        4. To approve the amendment of the   / /    / /      / /
                                                      CHANGE AND   / /      1996 Omnibus Equity Incentive
    / /____________________________________           NOTE BELOW            Plan to increase the number of
       For all nominees except as noted above                               shares authorized for issuance
                                                                            thereunder by 400,000.

                                                                         5. In their discretion, upon any and all such other
                                                                            matters as may properly come before the meeting or any
                                                                            adjournment thereof.

                                                                         STOCKHOLDERS ARE URGED TO MARK, DATE, SIGN AND RETURN
                                                                         THIS PROXY PROMPTLY IN THE ENVELOPE PROVIDED, WHICH
                                                                         REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                                                         The signature should correspond exactly with the name
                                                                         appearing on the certificate evidencing your Common
                                                                         Stock. If more than one name appears, all should sign.
                                                                         Joint owners should each sign personally.

Signature:______________________ Date: _______________             Signature:______________________ Date: _______________
